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                                                                [EXECUTION COPY]

                                 FIRST AMENDMENT
                                       TO
                       SHORT-TERM DOLLAR SUPPLY AGREEMENT

      This FIRST AMENDMENT TO SHORT-TERM DOLLAR SUPPLY AGREEMENT, dated as of September 24, 1996 (this "Amendatory Agreement"), is among THE BANK OF NOVA SCOTIA ("Scotiabank") as consignor (in such capacity, the "Consignor"), the various financial institutions (collectively, the "Suppliers"), SCOTIABANK, THE CHASE MANHATTAN BANK (formerly known as Chemical Bank) and THE BANK OF NEW YORK as the co-agents (in such capacity, the "Co-Agents") for the Suppliers, and Scotiabank, as administrative agent (in such capacity, the "Administrative Agent") for the Suppliers.

                              W I T N E S S E T H:

      WHEREAS, the Consignor, the Suppliers, the Co-Agents and the Administrative Agent are parties to a Short-Term Dollar Supply Agreement, dated as of September 28, 1994 (as amended or otherwise modified prior to the date hereof, the "Existing Dollar Supply Agreement"); and

      WHEREAS, the parties hereto have agreed, subject to the conditions and terms hereinafter set forth, to amend the Existing Dollar Supply Agreement in certain respects as herein provided (the Existing Dollar Supply Agreement, as so amended by this Amendatory Agreement, being referred to as the "Dollar Supply Agreement");

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

      SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

      "Administrative Agent" is defined in the preamble.

      "Amendatory Agreement" is defined in the preamble.

      "Co-Agents" is defined in the preamble.

      "Consignor" is defined in the preamble.
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      "Dollar Supply Agreement" is defined in the second recital.

      "Existing Dollar Supply Agreement" is defined in the first recital.

      "First Amendment Effective Date" is defined in Subpart 3.1.

      "Scotiabank" is defined in the preamble.

      "Suppliers" is defined in the preamble.

      SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Dollar Supply Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

                                     PART II
                                AMENDMENTS TO THE
                        EXISTING DOLLAR SUPPLY AGREEMENT
                      AND EXTENSION OF STATED MATURITY DATE

      Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Dollar Supply Agreement is hereby amended, and the Stated Maturity Date is extended, in accordance with this Part II; except as so amended, the Existing Dollar Supply Agreement shall continue in full force and effect.

      SUBPART 2.1.9. Amendment to Recital. The first recital of the Existing Dollar Supply Agreement is hereby amended by deleting the words "up to 110,000 troy ounces of gold and up to 11,250,000 troy ounces of silver" in such recital, and inserting the words "gold and silver in the amounts set forth therein" in place thereof.

      SUBPART 2.2. Amendment to Article I. Article I of the Existing Dollar Supply Agreement is hereby amended by inserting the following definition in such
Section in the appropriate alphabetical sequence:

            "First Amendment" means the First Amendment, dated as of September 24, 1996, to this Agreement among the Consignor, the Suppliers, the Co-Agents and the Administrative Agent.

      SUBPART 2.3. Amendments to Article III. Article III of the Existing Dollar Supply Agreement is hereby amended in accordance with Subparts 2.3.1 and 2.3.2.

      SUBPART 2.3.1. Section 3.2.1 of the Existing Dollar Supply Agreement is hereby amended by deleting "1/2 of 1% per annum"


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wherever appearing in such Section, and inserting "40 basis points per annum" in each case in place thereof.

      SUBPART 2.3.2. Section 3.2.2 of the Existing Dollar Supply Agreement is hereby amended by deleting "1/8 of 1% per annum" appearing in such Section, and inserting "10 basis points per annum" in place thereof.

      SUBPART 2.4. Amendments to Article IV. Sections 4.1, 4.2 and 4.3 of the Existing Dollar Supply Agreement are each hereby amended by deleting "1/2 of 1% per annum" wherever appearing in such Sections, and inserting "40 basis points per annum" in each case in place thereof.

      SUBPART 2.5. Extension of Stated Maturity Date. By their signatures below, the Consignor, the Suppliers, the Co-Agents and the Administrative Agent hereby agree that, in accordance with the terms of Section 2.4 of the Existing Dollar Supply Agreement, effective on the Stated Maturity Date under the Existing Credit Agreement, the Stated Maturity Date shall be extended to September 24, 1997.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

      SUBPART 3.1. First Amendment Effective Date. This Amendatory Agreement shall become effective as of the date first written above (the "First Amendment Effective Date"), but only if each of the conditions set forth in this Subpart
3.1 shall have been satisfied on or prior to that date.

      SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendatory Agreement, duly executed on behalf of the Consignor, the Suppliers, the Co-Agents and the Administrative Agent.

      SUBPART 3.1.2. Execution of Consent. The Consignor shall have received, for each Supplier, an executed copy of the Consent, substantially in the form of Exhibit A hereto, duly executed on behalf of the Consignee.

      SUBPART 3.1.3. First Amendment to Short-Term Fee Consignment Agreement. The Consignor shall have received evidence that the First Amendment to the Short-Term Fee Consignment Agreement, dated as of the date hereof, shall have, or contemporaneously with the effectiveness of this Amendatory Agreement shall, become effective in accordance with its terms.

      SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and


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substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV
                                  MISCELLANEOUS

      SUBPART 4.1. Cross-References. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

      SUBPART 4.2. Document Pursuant to Existing Dollar Supply Agreement. This Amendatory Agreement is executed pursuant to the Existing Dollar Supply Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Dollar Supply Agreement.

      SUBPART 4.3. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SUBPART 4.5. Limited Waiver, etc. No amendment, waiver or approval under this Amendatory Agreement shall, except as may be otherwise stated in this Amendatory Agreement, be applicable to subsequent transactions. No amendment, waiver or approval hereunder shall require any similar or dissimilar amendment, waiver or approval to be granted after the date hereof, and except as expressly modified by this Amendatory Agreement, the provisions of the Existing Dollar Supply Agreement shall remain in full force and effect, without amendment or other modification.

      SUBPART 4.6. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendatory
Agreement to be executed by their respective authorized officers as of the day and year first above written.

                              THE BANK OF NOVA SCOTIA,
                                  in its capacity as Consignor,
                                  Administrative Agent, a Co-Agent and
                                  a Supplier


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              THE BANK OF NEW YORK, in its capacity as
                                  a Co-Agent and a Supplier


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              THE CHASE MANHATTAN BANK (formerly known
                                  as Chemical Bank), in its capacity as
                                  a Co-Agent and a Supplier


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              FLEET PRECIOUS METALS INC.


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              THE FIRST NATIONAL BANK OF CHICAGO (formerly known
                               as NBD Bank, N.A.)


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              LTCB TRUST COMPANY


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: _____________________________________________
                                  Name:
                                  Title:


                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              THE SUMITOMO BANK, LIMITED


                              By: _____________________________________________
                                  Name:
                                  Title:


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCHES


                              By: _____________________________________________
                                  Name:
                                  Title:


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              THE FUJI BANK LTD.


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              ABN AMRO BANK N.V. NEW YORK BRANCH


                              By: _____________________________________________
                                  Name:
                                  Title:


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              BANQUE PARIBAS


                              By: _____________________________________________
                                  Name:
                                  Title:


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              GIROCREDIT BANK AG DER SPARKESSEN GRAND
                                  CAYMAN ISLAND BRANCH


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              COMERICA BANK


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              IBJ SCHRODER BANK & TRUST COMPANY


                              By: _____________________________________________
                                  Name:
                                  Title:
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                              YASUDA TRUST & BANKING CO., LTD.
                                  NEW YORK BRANCH


                              By: _____________________________________________
                                  Name:
                                  Title:
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                                                                       Exhibit A

                                     CONSENT


                                          Dated as of September 24, 1996

      Reference is made to:


            (i) the Short-Term Dollar Supply Agreement, dated as of September 28, 1994 (as amended or otherwise modified prior to the date hereof, the Short-Term Dollar Supply Agreement"), among The Bank of Nova Scotia, as the consignor (the "Consignor"), certain commercial lending institutions from time to time parties thereto (the "Suppliers"), The Bank of Nova Scotia, The Chase Manhattan Bank (formerly known as Chemical Bank) and The Bank of New York, as the co-agents for the Suppliers (the "Co-Agents"), and The Bank of Nova Scotia, as the administrative agent for the Suppliers (the "Administrative Agent");

            (ii) the Dollar Supply Agreement, dated as of September 28, 1994 (as amended or otherwise modified prior to the date hereof, the "Dollar Supply Agreement"), among the Consignor, the Suppliers, the Co-Agents and the Administrative Agent;

            (iii) the First Amendment, dated as of the date hereof ("Amendment No. 1 to Short-Term Dollar Supply Agreement"), to the Short-Term Dollar Supply Agreement, among the Consignor, the Suppliers, the Co-Agents and the Administrative Agent; and

            (iv) the First Amendment, dated as of the date hereof ("Amendment No. 1 to Dollar Supply Agreement"), to the Dollar Supply Agreement, among the Consignor, the Suppliers, the Co-Agents and the Administrative Agent.

      The undersigned hereby consents to Amendment No. 1 to Short-Term Dollar Supply Agreement and Amendment No. 1 to Dollar Supply Agreement (collectively, the "Amendments") and, in accordance with Section 8.1 of each of the Short-Term Dollar Supply Agreement and the Dollar Supply Agreement, hereby consents to the execution and delivery of each Amendment by the parties thereto in the form previously delivered to the undersigned.


                                    HANDY & HARMAN


                                    By:  ______________________________________
                                         Name:
                                         Title: